COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.
CLASS A (CPXAX), CLASS C (CPXCX), CLASS F (CPXFX), CLASS I (CPXIX),
CLASS R (CPRRX) AND CLASS Z (CPXZX) SHARES
Supplement dated March 19, 2025 to
Summary Prospectus dated May 1, 2024, as amended on May 9, 2024 and supplemented on December 12, 2024
Prospectus dated May 1, 2024, as supplemented on
August 30, 2024 and December 12, 2024
On March 11, 2025, the Board of Directors of the Fund approved a change to the Fund’s blended benchmark (55% ICE BofA U.S. IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index, and 25% Bloomberg Developed Market USD Contingent Capital Index) to a blended benchmark consisting of 65% ICE BofA U.S. Institutional Capital Securities Index, 10% ICE BofA Core Fixed Rate Preferred Securities Index, and 25% Bloomberg Developed Market USD Contingent Capital Index. This change is effective after the close of business on June 30, 2025.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CPXSSPRO‑03.25